                                                     Exhibit 99.1

              NETWORK ACCESS SOLUTIONS CORPORATION
                          BALANCE SHEET

                                                                        As of
                                                                      December 31,
                                                                         2000
ASSETS                                                                ------------
                                                                      (Unaudited)
Current assets:
  Cash and cash equivalents. . . . . . . . . . . . . . . . . . . .   $  14,734,747
  Short-term investments . . . . . . . . . . . . . . . . . . . . .      53,080,590
  Accounts receivable, net . . . . . . . . . . . . . . . . . . . .       5,900,652
  Inventory. . . . . . . . . . . . . . . . . . . . . . . . . . . .         456,151
  Prepaid and other current assets . . . . . . . . . . . . . . . .       2,253,894
                                                                      ------------
     Total current assets. . . . . . . . . . . . . . . . . . . . .      76,426,034
Property and equipment, net. . . . . . . . . . . . . . . . . . . .      90,666,160
Restricted cash. . . . . . . . . . . . . . . . . . . . . . . . . .       1,600,000
Other assets . . . . . . . . . . . . . . . . . . . . . . . . . . .       1,688,940
                                                                      ------------
     Total assets. . . . . . . . . . . . . . . . . . . . . . . . .   $ 170,381,134
                                                                      ============

LIABILITIES, MANDATORILY REDEEMABLE PREFERRED STOCK, AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable . . . . . . . . . . . . . . . . . . . . . . . .   $  15,164,484
  Accrued expenses . . . . . . . . . . . . . . . . . . . . . . . .      25,130,010
  Current portion of capital lease obligations . . . . . . . . . .      14,075,691
  Current portion of note payable. . . . . . . . . . . . . . . . .         579,583
  Deferred revenue . . . . . . . . . . . . . . . . . . . . . . . .          14,239
                                                                      ------------
     Total current liabilities . . . . . . . . . . . . . . . . . .      54,964,007
  Long-term portion of capital lease obligations . . . . . . . . .      27,744,518
  Long-term portion of note payable. . . . . . . . . . . . . . . .       1,873,628
                                                                      ------------
     Total liabilities . . . . . . . . . . . . . . . . . . . . . .      84,582,153
                                                                      ------------
Commitments and contingencies:
Series B mandatorily redeemable preferred stock, $0.001 par
  value, 1,500,000 shares authorized, 750,000 shares issued and outstanding (liquidation preference $79,300,685)
  as of December 31, 2000. . . . . . . . . . . . . . . . . . . . .      79,237,763
                                                                      ------------
Stockholders' equity:
  Common stock, $0.001 par value, 150,000,000 shares authorized,
      59,573,474 shares issued and outstanding as of
      December 31, 2000. . . . . . . . . . . . . . . . . . . . . .          59,573
  Additional paid-in capital . . . . . . . . . . . . . . . . . . .     186,775,001
  Accumulated other comprehensive income . . . . . . . . . . . . .         157,047
  Deferred compensation on stock options . . . . . . . . . . . . .     (17,893,494)
  Accumulated deficit. . . . . . . . . . . . . . . . . . . . . . .    (160,635,363)
  Less treasury stock, at cost, 8,567,369 shares as
      of December 31, 2000 . . . . . . . . . . . . . . . . . . . .      (1,901,546)
                                                                      ------------
     Total stockholders' equity. . . . . . . . . . . . . . . . . .       6,561,218
                                                                      ------------
     Total liabilities, mandatorily redeemable preferred stock
           and stockholders' equity. . . . . . . . . . . . . . . .   $ 170,381,134
                                                                      ============